2015 Annual Meeting of Shareholders

"Building a High-Performance Company"

April 29, 2015

Safe Harbor Statement

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company's Annual Report on Form 10-K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements.

Our Vision

- Our Vision over the next three years is to become a high-performing (75th percentile) independent financial services company set apart by our passion for service, our holistic approach to client care, and our commitment to the communities and investors we serve.

* Peer group consists of SNL 2014 data for 64 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

Vision: Become a Top-Quartile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

Top-Quartile Performance Metrics

	SBFG 2014	Peer Group Top Quartile* 2014	Peer Group Median* 2014	SBFG 2013	SBFG 2012
Return On Assets	0.78%	0.97%	0.74%	0.81%	0.75%
Net Interest Margin	3.73	3.96	3.68	3.57	3.72
Noninterest Income/Avg. Assets	1.78	0.95	0.61	2.19	2.33
Efficiency Ratio	73.50	64.27	70.38	74.43	75.48
Noninterest Expense/Avg. Assets	3.70	2.88	2.61	4.14	4.31
NPAs/Assets	0.92	1.26	1.91	1.14	1.40
Tangible Common Equity	6.75	11.13	9.78	6.33	5.70
Risk-Based Capital Ratio	14.02	17.26	15.17	13.39	12.17

* Peer group consists of SNL 2014 data for 64 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

Corporate Overview

- NASDAQ: SBFG
- Headquartered in Defiance, Ohio
- 200 Staff Members
- Operations:
  - 17 Full-Service Banking Offices
  - Three Loan Production Offices
  - IP (Lansing, Michigan)
- Full Range of Financial Services:
  - Retail and Commercial Banking
  - Mortgage Banking
  - Wealth Management/Brokerage
  - Item Processing Services
- 4.9 million Common Shares outstanding
- Market Cap of $52 million
  ($10.55/share 3/31/2015)



State Bank Offices
Loan Production Offices
Michigan
Detroit
Toledo
Steuben
Williams
Fulton
Lucas
Wood
Defiance
Fort Wayne
Allen
Paulding
Hancock
Lima
Indiana
Ohio
Franklin
Columbus

sb financial group

Our Organization & Leadership


SB Financial Group
State Bank
RDSI/DCM

Retail Banking
- Laura Kline—SVP Client Experience Officer
- Kristen Nusbaum—SVP Chief Deposit Officer

Private Client Group
- Mickey Cooper—VP-Toledo
- Crystal Ellerbrock—VP-Findlay/Lima
- Sue West—VP-Columbus

RDSI/DCM
- Yvonne Swayze-VP Operations

Corporate Leadership
- Mark Klein – President and CEO
- Tony Cosentino – EVP and CFO
- Jon Gathman, EVP and Senior Lender
- Keeta Diller – SVP, Corporate Secretary *(Director of Operations – State Bank)*

Regional Leadership
- David Homoelle – Regional President, Columbus
- John Kendzel – Regional President, Toledo
- Ryan Miller – Regional President, Fulton/Williams
- Michael Epps – SVP Regional Executive, Findlay/Lima
- Kent Maggard – SVP Regional Executive, Fort Wayne
- Jeff Starner – SVP Regional Executive, Defiance/Paulding

Wealth Management
- David Anderson – EVP Chief Wealth Management Officer
- David Bell – EVP Retirement Services Manager
- Craig Kuhlman – EVP Chief Trust Officer

Mortgage Banking
- Pam Benedict-SVP RRE Manager-NW Ohio/NE Indiana
- Steve Watson-SVP RRE Manager-Columbus

sb financial group

Corporate Activity


Expansions
Lima – Purchased Two offices-Liberty
Toledo- Exchange Bank
Fort Wayne, IN - LPO to Full Service
Dublin - LPO
Angola, IN - LPO
Findlay, OH – De Novo
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Lansing, MI – DCM
Williams County – Purchased National Bank of Montpelier
New Albany - LPO

Corporate Activity


Office Closures
Holland office - Exchange Bank
Montpelier office
Ney office
Chief In-Store
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Eastside Defiance
Elida Road Lima
West Unity Office

- Annual savings: $1 Million
- Average Deposits/Office: $33 Million

SBFG – Unique Qualities

- Leveraging our Business-Line Expertise
  - Commercial Banking
  - Residential Lending
  - Wealth Management
- Optimizing our Delivery Channels
  - Regional Leadership
- Scale our Brand
  - Holistic Client Care
- Balanced Net Income
  - High Marginal Revenue Segments

2014 Net Income
$5.3 million

2014 Assets under Our Management
$1.7 Billion

Comprised of:
- $684 MM Commercial Bank
- $666 MM Residential Sold Portfolio
- $331 MM Wealth Management

Net Income Contributions


Residential Real Estate
$1.5MM / 28%
Banking
$3.0MM / 58%
WM (incl. brokerage
$726M / 14%

Our Performance-Strategic Initiatives

- *Increase profitability through ongoing diversification of revenue streams*
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

Increase Profitability Through Ongoing Diversification of Revenue Streams

- Non-Interest Income to Total Revenue at 38% (95th Percentile)
- Peer Median 20%, Top Quartile 26%
- Earnings Momentum with Greater Scale

2014 Non-Interest Income
$12.8 million



Service Fees 21.0% / $2.7 MM
Wealth Management 20.5% / $2.6 MM
Item Processing 10.0% / $1.3MM
Other 9.8% / $1.3MM
Mortgage Banking 38.7% / $4.9MM

sb financial group

Increase Profitability Through Ongoing Diversification of Revenue Streams



Total Revenue
Millions
$60
$50
$40
$30
$20
$10
$0
$50.30
$40.78
$34.57
$35.58
$34.86
$33.76
2009
2010
2011
2012
2013
2014
$6
$5
$4
$3
$2
$1
$-
Dollars of Net Income (Millions)
RDSI
Other
Mortgage
Service Charges
Wealth Management
Net Interest Margin
Net Income

Our Performance-Strategic Initiatives

- Increase profitability through ongoing diversification of revenue streams
- *Strengthen penetration in all markets served*
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

Strengthen Presence in All Markets Served

Growth Markets

- Defiance
  - Enhance and maintain our high deposit and commercial lending market share
- Columbus
  - Retail expansion progressing
    - New banking center in Dublin, OH
  - Significant number of mortgage households with limited relationships
- Toledo
  - Fully staffed with commercial lending, wealth management and retail locations



Total Loans – Dollars ($000s)
180,000
150,000
120,000
90,000
60,000
30,000
-
170,059
103,392
87,436
35.4%
7.0%
8.3%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Growth Percentage
Defiance
Columbus
Toledo
Total Loans
YTD 2014 Growth Percentage

sb financial group

Strengthen Presence in All Markets Served



Organic Loan Growth-All Markets
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Dollars in Millions
2009
2010
2011
2012
2013
2014 Ann.
Defiance/Paulding
Lima
Toledo
Columbus
Ft. Wayne
Fulton/Williams

sb financial group

Strengthen Presence in All Markets Served



Mortgage Banking
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Gain on Sale ($000s)
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Total $ Originations ($000s)
2009
2010
2011
2012
2013
2014
Gain on Sale-NW Ohio
Gain on Sale-Columbus
Total $ Originations

Balance Sheet: Strength & Diversity

Total Assets = $684 Million



Cash & Due, 4%
Securities, 13%
Other, 6%
Intangibles, 2%
Loans (Net), 75%

Loan Portfolio = $516 Million



HELOC, 8%
1-4 Family RE, 22%
C&D, 3%
Consumer & Other, 2%
Multi-Family RE, 11%
C&I, 18%
Agriculture, 9%
CRE – Owner Occupied, 13%
CRE – Investor Owned, 14%

Data as of 12/31/2014

Loan to Deposit December 2014 – 94%
Top Quartile

Balance Sheet: Strength & Diversity

Deposit Mix: Strong Local Presence



Borrowings, 7%
Other, 1%
Capital, 11%
Deposits, 81%

Deposit Portfolio = $551 million



Non-Interest DDA, 18%
NOW, 22%
Savings, 12%
MMDA, 19%
Time, 29%

Non-maturity deposits = 71% of total deposits

Weighted average cost of deposits = 37 bps

Data as of 12/31/2014

Our Performance-Strategic Initiatives

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- *Expand product service utilization by new and existing customers*
- Deliver gains in operational excellence
- Sustain asset quality

Expand Product Utilization by New and Existing Customers


Services and Households
Total Services
Total Households
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
23,730
24,067
26,015
26,716
27,196
27,821
57,328
58,548
61,982
64,093
68,127
69,647
2009
2010
2011
2012
2013
2014
Total Services
Total Households

Increase in total number of **services** from 2009 to 2014--21%

Increase of **households** from 2009 to 2014—17%

Expand Product Utilization by New and Existing Customers


Household Mix
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Percentage of Households
30,000
25,000
20,000
15,000
10,000
5,000
-
Total Households
88.45%
87.21%
80.68%
78.56%
77.25%
70.12%
11.55%
12.79%
19.32%
21.44%
22.75%
29.88%
2009
2010
2011
2012
2013
2014
3 Services or less HHs
4 Services or more HHs
Total HHs

sb financial group

Expand Product Utilization by New and Existing Customers


Referrals
3000
2500
2000
1500
1000
500
0
2,242
1,050
1,941
872
2,328
839
2,158
954
2,683
1,100
1,920
909
Gross
Closed
2009
$86.9MM
2010
$60.4MM
2011
$64.8MM
2012
$78.3MM
2013
$59.9MM
2014
$48 MM

Our Performance-Strategic Initiatives

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- *Deliver gains in operational excellence*
- Sustain asset quality

Deliver Gains in Operational Excellence

- Closed 7 offices in 10 years
- Noninterest Expense down 14% from 2011


SB Financial Total Noninterest Expense – 5 YR
Total Noninterest Expense ($000s)
Total Number of Offices
55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
20
18
16
14
12
10
8
6
4
2
0
19
18
18
18
17
16
44,843
52,308
30,253
27,484
26,511
25,957
2009
2010
2011
2012
2013
2014
Total Noninterest Expense
# of Offices

Deliver Gains in Operational Excellence

- Acceleration of electronic transactions versus in-store transactions



Electronic Transaction vs In-Store Transactions
Electronic Transactions per Year
In-Store Transactions per Year
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
2009
2010
2011
2012
2013
2014
50.9% increase since 2009
Electronic Transactions
In-Store Transactions

sb financial group

Deliver Gains in Operational Excellence



Mortgage Servicing Portfolio
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$ of Loans Serviced ($000s)
6,000
5,000
4,000
3,000
2,000
1,000
0
Number of Loans Serviced
1,753
2,606
3,161
3,988
4,549
4,950
$204,810
$328,435
$402,062
$528,086
$605,993
$665,710
2009
2010
2011
2012
2013
2014
Servicing Portfolio
Number of Loans Serviced

sb financial group

Our Performance-Strategic Initiatives

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- *Sustain asset quality*

Sustain Asset Quality



Non-Performing Assets/Total Assets
Percentage
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2009
2010
2011
2012
2013
2014
3.27
2.26
1.60
1.40
1.14
0.92
2.67
3.03
2.66
2.77
2.26
1.91
1.95
1.72
1.88
1.69
1.40
1.26
SBFG
Peer Group Median*
Top Quartile*

* Peer group consists of SNL 2014 data for 64 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

sb financial group

Sustain Asset Quality

- Since 2011, Net Charge-Offs better than Peer Median
- Nearing Top-Quartile Performance
- Proactive Portfolio Management


NCOs/Avg. Loans
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2009 2010 2011 2012 2013 2014
SBFG
Peer Median*
Top Quartile*

* Peer group consists of SNL 2014 data for 64 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

sb financial group

Sustain Asset Quality

- Reserve $6.8MM
- NPAs $6.3MM
- Three relationships comprise 47% ($3.0MM) of Total Non-Performing Assets
- Peer Median 49.46%, Top Quartile 69.25%



Reserves/NPAs (%)
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
31.94%
44.98%
64.87%
76.27%
96.27%
107.85%
2009
2010
2011
2012
2013
2014
Reserves/NPAs (%)

* Peer group consists of SNL 2014 data for 64 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

Vision: Become a Top-Quartile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

SBFG Stock History

TABLE 6.1
SB FINANCIAL GROUP, INC.
Daily Stock Price and Volume Graph from 12/31/2010 to 03/30/2015

Stock Price



$12.00
$9.00
$6.00
$3.00
$0.00
Stock Price($)
120,000
90,000
60,000
30,000
0
Daily Volume
SBFG High Closing Price = $11.00 (03/04/2015)
SBFG Low Closing Price = $2.54 (10/05/2011)

SNL Bank Index

Closing Price as of 03/30/15:	**$10.71**
52 Week High Trading Price:	$11.25
52 Week Low Trading Price:	$7.71
1-Year Average Monthly Volume:	111,330
Average Monthly Volume/Shares Outstanding:	2.28%

% Stock Price Change Since	
12/31/2010	169.8%
12/31/2011	307.2%
12/31/2012	64.5%
12/31/2013	35.9%

Note: 52-Week High and Low Closing Price based on intra-day trading.
Source: SNL Financial

Large Banks Trade at (Significant) Premiums to Smaller Banks


P/TBV (%)
250
225
200
175
150
125
100
75
215.1
167.3
119.9
117.5
Larger than $1B
Smaller than $1B
1/3/2012
3/3/2012
5/3/2012
7/3/2012
9/3/2012
11/3/2012
1/3/2013
3/3/2013
5/3/2013
7/3/2013
9/3/2013
11/3/2013
1/3/2014
3/3/2014
5/3/2014
7/3/2014
9/3/2014
11/3/2014
1/3/2015
3/3/2015
Banks $250M-$500M
Banks $500M-$1B
Banks $1B-$5B
Banks $5B-$10B

sb financial group

Source: SNL Financial; Data through 4/10/2015

Mark Klein – President and CEO
Mark.Klein@YourStateBank.com

Anthony Cosentino – EVP and CFO
Tony.Cosentino@YourStateBank.com